GOLDMAN SACHS TRUST

Goldman Sachs Structured Domestic Equity Funds

Class A, Class B, Class C, Institutional and Class IR Shares of the
Goldman Sachs Balanced Fund
(the “Fund”)

Supplement dated April 25, 2012 to the
Prospectus and Summary Prospectus dated February 28, 2012 (the “Prospectuses”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVE

The Board of Trustees of the Goldman Sachs Trust has approved a change in the Fund’s name, investment objective and principal strategy. These changes will be effective after the close of business on June 29, 2012.

The Fund’s name will change to the “Goldman Sachs Income Builder Fund.”

The Fund’s current investment objective is to provide long-term growth of capital and current income. The Fund’s new investment objective will be to provide income and capital appreciation.

The Fund will continue to invest in both equity and fixed income securities. However, the Fund’s new principal strategy seeks to focus on “yield enhancing” strategies to earn an income stream.

The Fund’s benchmarks will change from the S&P 500® Index and the Barclays Capital Aggregate Bond Index to the Russell 1000 Value® Index and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index.

The Fund is presently managed by the Quantitative Investment Strategies Team and the Fixed Income Investment Team of Goldman Sachs Asset Management, L.P. (the “Investment Adviser”). Going forward, the Fund will be managed by the Fundamental Equity Investment Team and the Fixed Income Team of the Investment Adviser.

Accordingly, after the close of business on June 29, 2012, the Fund’s Prospectuses are revised as follows:

All references in the Prospectus to the “Goldman Sachs Balanced Fund” are replaced with “Goldman Sachs Income Builder Fund.”

The following replaces in its entirety the “Goldman Sachs Balanced Fund—Summary—Investment Objective” in the Prospectus and “Investment Objective” in the Summary Prospectus:

The Goldman Sachs Income Builder Fund (the “Fund”) seeks income and capital appreciation.

The following replaces in its entirety the “Goldman Sachs Balanced Fund—Summary—Principal Strategy” in the Prospectus and “Principal Strategy” in the Summary Prospectus:

The Fund seeks to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities and other similar securities (stocks). The Fund seeks to achieve capital appreciation primarily through equity securities. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. The Fund has a baseline allocation to fixed income securities of 50% and to equity securities of 50%. In seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below the baseline allocation, measured at the time of investment.

The Fund may invest up to 65% of its total assets (not including securities lending collateral and any investment of that collateral) (“Total Assets”) measured at the time of purchase in equity investments, which include, among others, U.S. common stocks, preferred stocks and American Depositary Receipts (“ADRs”) of U.S. and foreign issuers (including issuers in countries with emerging markets or economies (“emerging countries”)), as well as master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”). The Investment Adviser expects that equity investments will be weighted in favor of companies which pay dividends or other current income. While the Fund may invest in companies of any market capitalization, the Investment Adviser will typically favor equity securities of large-cap companies within the range of the market capitalization of the Russell 1000® Value Index at the time of investment.

The Fund may invest up to 65% of its Total Assets measured at the time of purchase in fixed income investments. The Fund’s fixed income investments may include, among others:

–	Securities issued by corporations, banks and other issuers including non-investment grade securities
–	Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises
–	Securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities and foreign corporations or other entities.

The Fund may also seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies, including ETFs.

The Fund’s investments in foreign fixed income securities may include securities of foreign issuers (including issuers in emerging countries) and securities denominated in a currency other than the U.S. dollar.

The Fund may invest in both non-investment grade and investment grade fixed income securities. Non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated BB or lower by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Moody’s Investors Service, Inc. (“Moody’s”), or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by the Investment Adviser to be of comparable quality), at the time of investment. Non-investment grade securities may include, among others, non-investment grade bonds, non-investment grade floating rate loans and other floating or variable rate obligations. The Fund does not maintain a fixed target duration.

The Fund may invest without limit in non-U.S. equity and non-U.S. fixed income securities.

In addition to direct investments in equity and fixed income securities the Fund may invest in derivatives including credit default swaps (including credit default index swaps or “CDX”) which can be used for both hedging purposes and to seek to increase total return. The Fund may also use treasury and index futures contracts and index and total return swaps for investment purposes. Additionally, the Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives including currency futures and forward foreign currency contracts or invest in such instruments for speculative purposes.

The following is added in the section “Goldman Sachs Balanced Fund—Summary—Principal Risks of the Fund” in the Prospectus and “Principal Risks of the Fund” in the Summary Prospectus:

Derivatives Risk. The risk that loss may result from the Fund’s investments in futures, swaps and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Master Limited Partnership Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements, may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price, and investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. Master limited partnerships are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced,

which may increase the Fund’s tax liability. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

Non-Investment Grade Fixed Income Securities Risk. The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

REIT Risk. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable a fund to effect sales at an advantageous time or without a substantial drop in price.

The following replaces in its entirety in the “Goldman Sachs Balanced Fund—Summary—Principal Risks of the Fund—Foreign Risk” in the Prospectus and “Principal Risks of the Fund” in the Summary Prospectus:

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Fund also invests in issuers located in emerging countries, these risks may be more pronounced.

The following replaces in its entirety the second sentence “Goldman Sachs Balanced Fund—Summary—Portfolio Management” in the Prospectus and “Portfolio Management” in the Summary Prospectus:

Portfolio Managers: Andrew Braun, Managing Director, has managed the Fund since 2012; Matthew Armas, Vice President, has managed the Fund since 2012; David Beers, Vice President, has managed the Fund since 2012.

The following replaces in its entirety the first sentence under “Investment Management Approach—Investment Objectives—Goldman Sachs Balanced Fund” in the Prospectus:

The Income Builder Fund seeks to provide income and capital appreciation.

The following replaces in its entirety the “Investment Management Approach—Principal Investment Strategies—Balanced Fund” in the Prospectus:

The Fund seeks to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities and other similar securities (stocks). The Fund seeks to achieve capital appreciation primarily through equity securities. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. The Fund has a baseline allocation to fixed income securities of 50% and to equity securities of 50%. In seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below the baseline allocation, measured at the time of investment.

It is anticipated that, under normal circumstances, the Fund’s portfolio turnover rate will exceed 100%. The Investment Adviser will not consider the Fund’s portfolio turnover rate a limiting factor in making investment decisions for the Fund.

The Fund may invest up to 65% of its Total Assets measured at the time of purchase in equity investments, which include, among others, U.S. common stocks, preferred stocks and ADRs of U.S. and foreign issuers (including issuers in emerging countries), as well as MLPs, REITs and affiliated and unaffiliated investment companies, including ETFs. The Investment Adviser expects that equity investments will be weighted in favor of companies which pay dividends or other current income. While the Fund may invest in companies of any market capitalization, the Investment Adviser will typically favor equity securities of large-cap companies within the range of the market capitalization of the Russell 1000® Value Index at the time of investment.

The Fund may invest up to 65% of its Total Assets measured at the time of purchase in fixed income investments. The Fund’s fixed income investments may include, among others:

–	Securities issued by corporations, banks and other issuers including non-investment grade securities
–	Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises
–	Securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities and foreign corporations or other entities.

The Fund may also seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies, including ETFs.

The Fund’s investments in foreign fixed income securities may include securities of foreign issuers (including issuers in emerging countries) and securities denominated in a currency other than the U.S. dollar.

The Fund may invest in both non-investment grade and investment grade fixed income securities. Non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated BB or lower by Standard & Poor’s, or Moody’s, or have a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable quality), at the time of investment. Non-investment grade securities may include, among others, non-investment grade bonds, non-investment grade floating rate loans and other floating or variable rate obligations. The Fund does not maintain a fixed target duration.

The Fund may invest without limit in non-U.S. equity and non-U.S. fixed income securities.

In addition to direct investments in equity and fixed income securities the Fund may invest in derivatives including credit default swaps (including CDX) which can be used for both hedging purposes and to seek to increase total return. The Fund may also use treasury and index futures contracts and index and total return swaps for investment purposes. Additionally, the Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives including currency futures and forward foreign currency contracts or invest in such instruments for speculative purposes.

The Fund’s benchmarks are the Russell 1000® Value Index and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index. The Russell 1000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The BofA Merrill Lynch BB-B U.S. High Yield Constrained Index contains all securities in The BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing at which point they are removed from the Index.

GSAM’s Value Investment Philosophy:

The following describes GSAM’s investment philosophy as it relates to the equity portion of the Fund.

Through intensive, firsthand fundamental research our portfolio team seeks to identify quality businesses selling at compelling valuations.

1. Businesses represent compelling value when:

•	Market uncertainty exists.
•	Their economic value is not recognized by the market.

2. By quality, we mean companies that have:

•	Sustainable operating or competitive advantage.
•	Excellent stewardship of capital.
•	Capability to earn above their cost of capital.
•	Strong or improving balance sheets and cash flow.

On How We Select Securities:

Our investment process is as follows:

Step 1: Research Prioritization. Each sector portfolio manager uses multiple industry-specific valuation metrics to identify real economic value and company potential. The initial universe of equity securities is narrowed down by valuation, profitability and business characteristics, which helps us narrow down to a smaller universe of monitored stocks.

Step 2: Rigorous Analysis of Business Fundamentals. We then conduct in-depth company research by rebuilding, analyzing and forecasting financial statements, and testing assumptions through meetings with management, competitors, customers and suppliers. For each company, we derive the valuation rationale through probability weighted price targets accounting for various upside and downside risk scenarios. We assess overall business quality, focusing on a company’s free cash flow, cost structure, return on invested capital and management quality.

Step 3: Portfolio Construction. A sector portfolio manager, who also acts as the industry research analyst, recommends a stock as a “buy idea” for the Fund. While team feedback is a key input, the sector portfolio manager responsible for that industry makes the final buy/sell decision and is ultimately held accountable. This helps to identify the final securities for the Fund.

Sell Discipline:

As active managers, we believe it is critical to have a clearly defined sell discipline in order to avoid becoming too attached to any single investment. Our sell discipline requires continuous review of the Fund. The Investment Adviser may decide to sell a position for various reasons including valuation and price considerations, readjustment of the Investment Adviser’s outlook based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes. In addition, the Investment Adviser may also sell a position in order to meet shareholder redemptions.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

Goldman Sachs’ Fixed Income Investing Philosophy:

The following describes GSAM’s investment philosophy as it relates to the fixed income portion of the Fund.

Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

•	Thoughtfully combine diversified sources of return by employing multiple Strategies
•	Take a global perspective to uncover relative value opportunities
•	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
•	Emphasize a risk-aware approach as we view management as both an offensive and defensive tool
•	Build a strong team of skilled investors who excel on behalf of our clients

GSAM Fixed Income implements this overall philosophy through an investment process that seeks to maximize risk-adjusted total returns by using a diverse set of investment strategies and revolves around four key elements:

1. Developing a long-term risk budget—Lead portfolio managers (the “Portfolio Team”) are responsible for the overall results of a Fund. They set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Funds is the range the portfolio managers will allow the Funds to deviate from their respective benchmarks with respect to sector allocations, country allocations, securities selection and, to a lesser extent, duration. Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2. Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3. Constructing the portfolios—The Portfolio and Strategy Teams construct each Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a diversified portfolio consisting of the individual Strategy Teams’ “best ideas,” consistent with a Fund’s overall risk and return objectives.

4. Dynamic adjustments based on market conditions—As market conditions change, the volatility and attractiveness of sectors and strategies can change as well. To optimize a Fund’s risk/return potential within its long-term risk budget, the Portfolio Team dynamically adjusts the mix of top-down and bottom-up strategies in the Fund’s portfolio. At the same time, the Strategy Teams adjust their strategies and security selections in an effort to optimize performance within their specialty areas.

The following replaces in its entirety the first sentence in the “Investment Management Approach—GSAM’s Quantitative Investment Philosophy” section in the Prospectus.

GSAM’s quantitative style of funds management (which is employed for all funds except the Income Builder Fund) emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

The following replaces in its entirety the “Investment Management Approach - Investment Securities” chart with respect to the Fund in the Prospectus.

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation
on usage; limited only by the	Income
objectives and strategies of the Fund	Builder
— Not permitted	Fund
Investment Securities

American and Global Depositary Receipts	•

Asset-Backed and Mortgage-Backed Securities[6]	•

Bank Obligations[7]	•

Convertible Securities[8]	•

Corporate Debt Obligations[7]	•

Derivatives	•

Equity Investments	35-65

Emerging Country Securities	•

Fixed Income Securities[7,9]	35-65

Foreign Government Securities[7]	•

Foreign Securities	•

Loan Participations	•

Master Limited Partnerships (“MLPs”)	•

Municipal Securities	•

Non-Investment Grade Fixed Income Securities	•

Real Estate Investment Trusts (“REITs”)	•

Structured Securities (which may include equity linked notes)*	•

Stripped Mortgage-Backed Securities	•

Temporary Investments	100

U.S. Government Securities[7]	•

Yield Curve Options and Inverse Floating Rate Securities	•

*	Limited to 15% of net assets (together with other illiquid securities) for investments that are not deemed to be liquid.
[6]	Limited by the amount the Fund invests in fixed income securities.
[7]	Limited by the amount the Fund invests in fixed income securities and (except for the Income Builder Fund) limited to cash equivalents only. The Funds may invest in bank obligations issued by U.S. or foreign banks.
[8]	The Funds have no minimum rating criteria for convertible debt securities.
[9]	Except as noted under “Convertible Securities,” and “Non-Investment Grade Fixed Income Securities” fixed income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or have a comparable rating by another NRSRO or, if unrated, determined by the Investment Advisor to be of comparable credit quality).

The following replaces in its entirety the “Risks of the Funds” chart with respect to the Fund in the Prospectus.

Income
√ Principal Risk	Builder
• Additional Risk	Fund
Call	•

Credit/Default	√

Derivatives	√

Emerging Countries	√

Expenses	•

Extension	•

Foreign	√

Geographic	•

Interest Rate	√

Investment Style	√

Liquidity	•

Management	√

Market	√

Master Limited Partnerships	√

Mid-Cap and Small-Cap	•

Mortgage-Backed and Other Asset-Backed Risk	•

Net Asset Value (“NAV”)	•

Non-Hedging Foreign Currency Trading Risk	•

Non-Investment Grade Fixed Income Securities	√

Portfolio Turnover Rate	√

REIT	√

Sovereign Risk	•

Stock	√

U.S. Government Securities Risk	•

The following is added in the section “Risks of the Funds” in the Prospectus:

Call Risk—An issuer may exercise its right to pay principal on an obligation held by the Income Builder Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Expenses Risk—By investing in other investment companies indirectly through the Income Builder Fund, the investor will incur not only a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

Extension Risk—An issuer may exercise its right to pay principal on an obligation held by the Income Builder Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.

Master Limited Partnership Risk—Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements, may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price, and investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. Master limited partnerships are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which may increase the Fund’s tax liability. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of a Fund’s investment in the MLP and lower income to the Fund.

Mortgage-Backed and Other Asset-Backed Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate Mortgage-Backed Securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Income Builder Fund holds Mortgage-Backed Securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate Mortgage-Backed Securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Income Builder Fund may invest in Mortgage-Backed Securities issued by the U.S. Government. See “U.S. Government Securities Risk.” To the extent that the Fund invests in Mortgage-Backed Securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks.

Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a Mortgage-Backed Security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Non-Hedging Foreign Currency Trading Risk—The Income Builder Fund may engage in forward foreign currency transactions for speculative purposes. The Fund’s Investment Advisers may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.

REIT Risk—REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Sovereign Risk—The Income Builder Fund will be subject to the risk that the issuer of the non- U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

The table containing information about Don Mulvihill and Monali Vora on page 68 of the prospectus in the section “Service Providers—Fund Managers—Quantitative Investment Strategies Team”, as well as the first paragraph below the table, is hereby deleted.

The following is added after the section “Service Providers—Fund Managers—Quantitative Investment Strategies Team” in the Prospectus, and replaces in its entirety the section “Service Providers—Fund Managers—Fixed Income Investment Team” in its entirety.

Goldman Sachs Fundamental Equity Team

■	Stable investment team that on average has two decades of industry experience
■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision-makers are actively conducting research, which brings intensity and focus to the Value Investment Team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Andrew Braun Managing Director Co-Chief Investment Officer	Portfolio Manager— Income Builder Fund (Value Equity)	Since 2012	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Andrew Braun and Sean Gallagher serve as Co-Chief Investment Officers of the Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Co-Chief Investment Officers of the team, Mr. Braun and Mr. Gallagher are ultimately responsible for the composition of the Fund’s portfolio structure at both the stock and industry level.

Goldman Sachs Fixed Income Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.
■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Matthew Armas Vice President Insurance Fixed Income Management	Portfolio Manager— Income Builder Fund (Credit)	Since 2012	Mr. Armas joined the Investment Adviser as a member of the High Yield Fixed Income team in March 2004. He is the Credit Portfolio Manager for constrained and insurance client portfolios.

David Beers Vice President	Portfolio Manager— Income Builder Fund (Credit)	Since 2012	Mr. Beers joined the Investment Adviser as a high yield analyst in September 2010. From 2004 to 2010, he was a research analyst on the Credit team at T. Rowe Price.

Jonathan Beinner and Michael Swell co-head GSAM Global Fixed Income and Liquidity Management. Jonathan Beinner serves as the Chief Investment Officer. They are responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

The following replaces in its entirety the chart in “Dividends” with respect to the Fund in the Prospectus.

Fund	Investment Income Distributions	Capital Gains Distributions
Income Builder	Monthly	Annually

The following is added in “Appendix A—Other Portfolio Risks” in the Prospectus:

Risks of Investing in Master Limited Partnerships (“MLPs”). Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements, may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price, and investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. Master limited partnerships are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The success of a Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio. The Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability. In addition, a percentage of a distribution received by the Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which a Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

The last sentence under the first paragraph in “Appendix A—C. Portfolio Securities and Techniques—Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars” in the Prospectus is hereby deleted.

This Supplement should be retained with the Prospectuses for future reference.

BALNAMCHGSTK 04-12